SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) November 20, 2000

                First Union Commercial Mortgage Securities, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                 North Carolina
                 (State or Other Jurisdiction of Incorporation)


      333-30294                                          56-1643598
(Commission File Number)                    (I.R.S. Employer Identification No.)




One First Union Center, Charlotte, North Carolina        28228-0600
   (Address of Principal Executive Offices)              (Zip Code)


                                 (704) 374-6161
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



                            UNDERWRITERS' STATEMENT
                             COMPUTATIONAL MATERIALS
Item 5.   Other Events.

     On or about November 29, 2000, the Registrant will cause the issuance and sale of approximately $1,147,819,332 initial principal amount of Commercial Mortgage Pass-Through Certificates, Series 2000-C2, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class IO, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class Q, Class R-I, Class R-II, Class R-III and Class R-IV (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2000, among the Registrant, First Union National Bank, as Master Servicer and as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee. In connection with the sale of certain classes of the Certificates to the public (the "Publicly Offered Certificates"), the Registrant has been advised by First Union Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature (the "Computational Materials"), with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-30294. The Computational Materials are being filed as an exhibit to this report.

     The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In Addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumption used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, background information regarding the Mortgage Loans, proposed structure, decrement tables or cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, background information regarding the Mortgage Loans, proposed structure, decrement tables or cash flow characteristics of the Certificates.


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


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (a)  Financial Statements of Business Acquired

          Not applicable

     (b)  Pro Forma Financial Information

          Not applicable

     (c)  Exhibits.

          99.1 Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.



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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)




Dated:   November 20, 2000      By: /s/  CRAIG M. LIEBERMAN
                                   --------------------------------------------
                                   Name: Craig M. Lieberman
                                   Title: Vice President


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


                                INDEX TO EXHIBITS


Exhibit
  No.          Document Description
  ---          --------------------

99.1

               Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.


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